                                                                    EXHIBIT 10.4
                  LICENSE AND TECHNICAL ASSISTANCE AGREEMENT



          This LICENSE AND TECHNICAL ASSISTANCE AGREEMENT, ("Agreement") is made and entered into as of the 14th day of December, 1994, ("Effective Date") between TRW INC., an Ohio corporation ("TRW"), ESL INCORPORATED, a California corporation and wholly owned subsidiary of TRW INC. ("ESL") (TRW and ESL are together referred to as "Licensor"), and PHONEPRINT, INC., a Delaware corporation ("Licensee").

          WHEREAS, Licensor has        * * *         a     ***   that   * * *
and   * * *    a    * * *    based on    * * *   or                     * * *
                   and is able to     * * *         activities in the "Wireless
Communications Field," as defined below; and

          WHEREAS, Licensee desires to avail itself of this    * * *
, and Licensor desires to license the technology to Licensee;

          NOW THEREFORE, in consideration of the mutual promises contained herein and the mutual benefits to be derived therefrom, Licensor and Licensee agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

          The following words and phrases will have the meanings set forth below:

          1.1  AGREEMENT.  This Agreement and the following Schedules attached
               ---------
hereto:

          Schedule 1          Trade Secrets
          ----------
          Schedule 2          Licensed Products
          ----------
          Schedule 3          Licensed Services
          ----------
          Schedule 4          Patent Rights
          ----------

          1.2       ***    .  Those particular Trade Secrets identified as
                 ----------
***       in Schedule 1 and which consist of mechanical, technological or
             ----------
computational procedures for solving a problem or achieving a particular result.

          1.3  ASSET PURCHASE AGREEMENT.  The Asset Purchase Agreement of even
               ------------------------
date herewith between the parties.

          1.4  BUSINESS SUCCESSOR.  For purposes of Section 1 of this Agreement,
               ------------------
"Business Successor" is defined as the Tactical and National Lines of Business of TRW's

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Avionics and Surveillance Group and any successor unit or subunit (whether or not separately incorporated), of TRW conducting some or all of those businesses currently carried on by ESL.

          1.5               * * *                  .  Any * * * technology
                    -------------------------------
* * *          Business Successor that consists of               * * *
intended for or that have application with respect to            * * *
and that    * * *       major system   * * * .          * * *
shall not include any   * * *       ; the parties intend that        * * *
will consist only of               * * *              described in Schedule 1.
                                                                   ----------

          1.6  COOPERATION AGREEMENT.  The Cooperation Agreement of even date
               ---------------------
herewith between Licensee and TRW.

          1.7  COPYRIGHTS.  All existing copyrights that have been used in or
               ----------
for manufacture of the Licensed Products, the provision of Licensed Services or
in connection with Trade Secrets (and all               * * *
related thereto) in connection with which Licensor owns and has the right to grant licenses to Licensee, and future copyrights used or created by Business Successor that have use in, for or with respect to products, services or trade secrets (including, without limitation, the Licensed Products, Licensed
Services, Trade Secrets, and           * * *                ) relating to fraud
detection or mitigation in the Wireless Communications Field.

          1.8  GOVERNMENTAL ENTITY.  Any department, agency, organization,
               -------------------
activity, office or the like ("agency") of the United States Government or in which the United States is a participant; and any agency of the government of another sovereign state or country throughout the world or in which such government participates; any contractor or vendor to any such agency or government proposing to purchase with funds derived from or reimbursable by any such agency or state, or any other customer under circumstances such that Licensee knows or has reason to know or believe that the customer intends to use the product or service in any activity funded by any such agency or state.

          1.9  INVESTORS.  Kleiner Perkins Caufield & Byers VII, KPCB VII
               ---------
Founders Fund, Sevin-Rosen IV, Sevin-Rosen-Bayless Management Company, Norwest Equity Partners IV, Needham Capital SBIC, L.P., and Needham Emerging Growth Partners.

          1.10 LICENSED PRODUCT(S).  Each of   * * *    products that recognizes
               -------------------
and identifies a transmitter based on   * * *    or               * * *
for the purpose of detecting fraudulent activities, listed on Schedule 2 or
                                                              ----------
* * *              by Business Successor, whether or not Licensee hereafter
makes any changes, including, without limitation,      * * *      or other
modifications thereto.

          1.11 LICENSED SERVICES.  Each of     * * *           that relates to
               -----------------
the      * * *                     of a transmitter based on    * * *   or
* * *                                 for the purpose of detecting fraudulent
activities, listed on Schedule 3 or      * * *
                      ----------

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     by Business Successor, whether or not Licensee hereafter makes any changes
or modifications thereof.      * * *         (a) will include, by way of example
but not of limitation, services for            * * *                        ,
such as       * * *             for     * * *      and    * * *       and the
development of     * * *        for         * * *               or   * * *  and
(b) will not include work in the            * * *           that involves a
Licensed Product in the          * * *             .

          1.12 LICENSEE IMPROVEMENTS.  Any new technology used or developed by
               ---------------------
Licensee that consists of improvements to the     * * *  intended for or that
have application with respect to                      * * *
and that do not require major system redesign.  Licensee Improvements shall not
include any    * * *      ; the parties intend that Licensee Improvements will
consist only of modification to the    * * *   described in Schedule 1.
                                                            ----------

          1.13 LICENSEE NOTE.  The certain promissory note of even date herewith
               -------------
made by Licensee in favor of TRW, in the principal amount of $  * * *  .

          1.14 LICENSOR.  TRW and ESL.
               --------

          1.15 MILITARY/INTELLIGENCE FIELD.  Uses or applications of Trade
               ---------------------------
Secrets and Copyrights under contract or in collaboration with a Governmental
Entity for the purpose of                * * *
and other similar applications.

          1.16 NEW INVENTIONS.  Any technology, trade secrets, copyrights,
               --------------
patents, patent applications, products or services in the       * * *
developed by      * * *         other than            * * *               .

          1.17 PATENT RIGHTS.  All rights, benefits and privileges under:  (i)
               -------------
United States Letters Patent and pending United States patent applications owned by Licensor that are identified in Schedule 4, Part A; (ii) any future United
                                   --------
States patent applications or patents that relate to the inventions listed on

Schedule 4, Part B; and (iii) all patents now or subsequently issuing throughout
----------
the world based on the subject matter described in such patents and applications, including, without limitation, any continuation, division, reissue or foreign country counterpart thereof.

          1.18 TRADE SECRETS.  All of Licensor's existing technical expertise,
               -------------
and all proprietary information, data or confidential know-how pertaining to the design, manufacture, installation, use, repair, maintenance, and operation of
Licensed Products or Licensed Services (and all         * * *
) which were developed or acquired by Licensor and are owned by Licensor and which have been applied to or used or tested for the purpose of fraud detection
or mitigation in the         * * *                 , including, but not limited
to, the methods, processes,   * * *   , computer programs, databases, formulae,
devices, specifications, drawings and items listed in Schedule 1, and all of the
                                                      ----------
foregoing that may in the future be developed or created by Business Successor that which have use in, for, or with respect to products, services or trade secrets (including, without limitation, the Licensed Products, Licensed Services
and         * * *                   ) relating to fraud detection or mitigation
in the               * * *          .

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          1.19        * * *         .  The conduct of business pertaining to
                --------------------
products or services for use in connection with     * * *     .

          1.20               * * *           .  The business of          * * *
                    -------------------------
based on combining or     * * *   products or services (including without
limitation, the Licensed Products and Licensed Services) * * * other products and services.

          1.21               * * *         .  The process of transmitting and
                    -----------------------
receiving signals used for communications purposes that can be accomplished
without                * * *             .

          1.22                    * * *            .  The conduct of business
                      -----------------------------
pertaining to      * * *             .

                                   ARTICLE 2

                   LICENSE, PATENT ASSIGNMENT AND GRANT-BACK
                   -----------------------------------------

          2.1  LICENSE.  Subject to the provisions of Section 2.2, Licensor
               -------
hereby grants to Licensee:

               (a)  an                       * * *
right and license under the Trade Secrets and the Copyrights (i) to
* * *                     products, including without limitation, the Licensed
Products and components of the Licensed Products, in the              * * *
; and (ii) to         * * *                   , including without limitation,
the Licensed Services to customers, in the            * * *              ; and

               (b)  a                    * * *
right and license under the Trade Secrets and the Copyrights to            * * *
products (including, without limitation, the Licensed Products), or       * * *
* * *  services (including, without limitation, the Licensed Services) in the
* * *                                           .

          2.2  RESERVATION OF RIGHT.    * * *  reserves    * * *   to     * * *
               --------------------
the Trade Secrets or the Copyrights for    * * *          or       * * *
and in the        * * *               , and    * * *   is granted to  * * *   to
practice or use the Trade Secrets or the Copyrights in the      * * *          .

          2.3  PATENT ASSIGNMENT AND GRANT BACK.  Pursuant to the Assignment of
               --------------------------------
Patents by TRW Inc. dated as of even date herewith, Licensor will assign to Licensee its Patent Rights in those inventions (including without limitation all foreign counterpart applications) identified in Schedule 4, Part A. Licensor
                                                ----------
will execute such additional documents provided by Licensee as are necessary to record the Assignment of Patents and for the assignment of the foreign counterpart applications and to assign and record the assignment to Licensee of the Patent Rights to any inventions from Schedule 4, Part B that are filed as
                                         ----------
patent applications.  In consideration thereof, Licensee shall and

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hereby does grant back to Licensor an           * * *
right and license to the Patent Rights            * * *                  in the
* * *     , and for                    * * *                               ,
except that the foregoing license shall be     * * *    in the
* * *                          .

                                   ARTICLE 3

                                     TERM
                                     ----

          3.1  TERM.  This Agreement commences as of the Effective Date and will
               ----
* * *                                                 of the parties or in
accordance with Section 11.3.

          3.2    * * * TERMINATION.  Except as otherwise expressly provided in
                ------------------
Sections 3.1 and 11.3, this Agreement      * * *           to     * * *   during
its term.


                                   ARTICLE 4

                       DELIVERY AND TECHNICAL ASSISTANCE
                       ---------------------------------

          4.1  DELIVERY.
               --------

          4.1(a)  Delivery Upon Closing.  Licensor has furnished Licensee copies
                  ---------------------
of such documents, information and other materials in possession of Licensor, including without limitation, materials relating to the Trade Secrets and the Copyrights, as Licensor believes are reasonably necessary for Licensee to understand, implement and use the Trade Secrets, Copyrights, Patent Rights, Licensed Products and Licensed Services and to be able to manufacture Licensed Products and provide Licensed Services.

          4.1(b)  Future Deliveries.  Upon Licensee's reasonable written request
                  -----------------
from time to time and without charge (other than photocopy expense), Licensor will furnish to Licensee copies of such additional documents, information and other materials, in possession of Licensor, which have not previously been provided to Licensee, including without limitation all materials relating to the
* * *             , the Trade Secrets and the Copyrights as are reasonably
necessary for Licensee to understand, implement and use the Trade Secrets, Copyrights, Patent Rights, Licensed Products and Licensed Services and to be able to manufacture Licensed Products and provide Licensed Services.

          4.2  TECHNICAL ASSISTANCE.  Upon Licensee's reasonable written request
               --------------------
* * *       , Licensor shall,        * * *           and subject to mutual
agreement in good faith between the parties as to scheduling, scope of work and
the          * * *                        , provide technical assistance to
Licensee in connection with the Trade Secrets, Copyrights and Patent Rights, and in connection with the manufacture, use, delivery or sale of Licensed Products and the provision, delivery or sale of Licensed Services. At Licensee's request, such technical assistance shall include, without limitation:

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               (a)  Advice and assistance by qualified engineers and other personnel who have knowledge of the Copyrights or the Trade Secrets, or experience in the manufacture and use of Licensed Products or the delivery of Licensed Services; and

               (b) Such other technical services and technical information that Licensee may reasonably request in connection with this Agreement.

          4.3  COMPENSATION.  For any services rendered upon Licensee's request
               ------------
pursuant to Section 4.2,                * * *                       customarily
charged to third parties consisting of        * * *                  (including,
without limitation,                             * * *
, and will reimburse   * * *  for    * * *                incurred in connection
with the performance of such services (including but not limited to
* * *              ).

                                   ARTICLE 5

                          PROTECTION OF TRADE SECRETS
                          ---------------------------

          5.1  USE AND NON-DISCLOSURE.  Licensee and Licensor will not use or
               ----------------------
permit the use of any Trade Secrets for any purpose not authorized by this Agreement. Subject to the provisions of Section 5.2 and 5.3, Licensee and Licensor will hold in confidence, and will not disclose or communicate to any
third person, any    * * *  .   Licensee and Licensor will take or cause to be
taken all reasonably necessary precautions to prevent the disclosure or
communications of such   * * *    to third persons.

          5.2  EXCEPTIONS.  Licensee and Licensor may disclose   * * *    to its
               ----------
employees or to any person or entity in connection with bona fide business or financing transactions to the extent that each such disclosure is reasonably necessary for the purpose of manufacturing, selling, delivering, providing, installing, repairing or servicing any product (including, without limitation Licensed Products) or providing any services (including, without limitation Licensed Services) or procuring goods and services required in connection therewith or discussing or conducting such business or financing transaction; provided that: (a) Licensee or Licensor clearly marks any document or other
material containing any    * * *   so disclosed to indicate that such documents
or materials contain the    * * *  , (b) Licensee or Licensor requires each
entity to whom such documents or materials are disclosed to sign a written agreement limiting use thereof to the purpose stated in such agreement, prohibiting the reproduction thereof and the disclosure thereof to any other person and requiring the prompt return thereof when no longer needed or such agreement is terminated, and (c) any reproduction, note or summary of such documents or materials immediately upon the making thereof will become the property of * * * . The foregoing restrictions on the use and disclosure of
the   * * *    shall not apply with respect to any   * * *   (i) that is in or
(through no improper action or inaction by the disclosing party or any agent or employee) enters the public domain (and is readily available without substantial effort), or (ii) in the case of Licensee only, that was rightfully in its possession or known by Licensee prior to receipt from Licensor, or (iii) in the case of Licensee only, that was rightfully disclosed to

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Licensee by another person without restriction, or (iv)    * * *       after the
Effective Date.

          5.3  ACCESSIONS.  Each modification, improvement and revision of any
               ----------
of the Trade Secrets (except for direct reproductions thereof) that is made by or for Licensee will become the property of Licensee.


                                   ARTICLE 6

                      IMPROVEMENTS; FIRST RIGHT OF OFFER
                      ----------------------------------

          6.1             * * *                     .   * * *   shall promptly
                   ---------------------------------
disclose to Licensee in writing all          * * *                  .

          6.2  FIRST RIGHT OF OFFER FOR NEW INVENTIONS.  Licensee will have a
               ---------------------------------------
right of first offer to license New Inventions in the       * * *
 .  Licensor shall not license or sell any New Inventions to any third party,
* * *                                         , without first offering such New
Inventions to Licensee. Upon receipt of written notification from Licensor as to the details of the New Invention and the specific terms of an offer ("Offer") by Licensor to sell or license such New Inventions to Licensee, Licensee shall
have        * * *      to accept the Offer.  In the event that Licensee
* * *                                                             , and no other
terms shall apply.  If Licensee does        * * *        , then for a period of
* * *        thereafter, Licensor may license such New Inventions to a third
party, but                          * * *                                      .

          6.3  LICENSEE IMPROVEMENT(S).  Licensee shall           * * *
               -----------------------
all Licensee Improvements.

          6.4          * * *    RIGHT OF FIRST OFFER AND OBLIGATION TO DISCLOSE
                  -------------------------------------------------------------
* * *                   AND LICENSEE IMPROVEMENTS.  Notwithstanding anything to
-------------------------------------------------
the contrary in this Agreement, the           * * *                     shall
* * *     after the Effective Date, and any              * * *               or
Licensee Improvements developed or created at any time after     * * *
after the Effective Date   * * *   be included as part of the licenses granted
hereunder.


                                   ARTICLE 7

                                  TRADEMARKS
                                  ----------

          7.1  PHONEPRINT TRADEMARK.  Pursuant to the terms of an Assignment of
               --------------------
U.S. Intent-To-Use Trademark Application executed by TRW as of even date herewith, TRW will assign to Licensee its entire right, title and interest in and to the application for the trademark "PhonePrint" and any and all trademarks and service marks related thereto throughout the world. As of the Effective Date, TRW and ESL will abandon and cease all use of the PhonePrint name and mark.

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          7.2  TRW TRADEMARK.  Licensee may use printed material bearing the
               -------------
name and mark "TRW PhonePrint" for a period from the Effective Date through
* * *          specifically in support of the    * * *       ; provided it
disclaims its affiliation with TRW Inc. when and as appropriate. Thereafter, Licensee will cease use of the TRW name, mark or logo either by itself or in connection with the PhonePrint name and mark. Notwithstanding anything in this Agreement to the contrary, TRW reserves all right, title and interest to the TRW name, mark and logo and Licensee may not use the TRW name, mark or logo in any way except as provided in this Section 7.2. Licensor shall abandon and shall not use the "TRW PhonePrint" name and mark, and will execute all documents and take all action reasonably requested by Licensee to permit Licensee to use the "PhonePrint" name and mark.


                                   ARTICLE 8

                         PRODUCT LIABILITY      * * *
                       --------------------------------

          8.1  PRODUCT DEFECTS.  With respect to Licensed Products sold, leased
               ---------------
or manufactured after the Effective Date,   * * *  will have      * * *
for determining that the designs of the Licensed Products and components
* * *           are manufactured in accordance with customary commercial
standards.

          8.2  GENERAL       * * *    .  Except as provided in Section 8.3,
               -----------------------
* * *                           in respect of any and all                 * * *
resulting from a claim that    * * *   use of any Patent Rights, the Trade
Secrets, the Copyright, PhonePrint trademark and/or    * * *   manufacture, use
and/or sale of Licensed Products, components of such Licensed Products, or Licensed Services causes injury or damage to persons or property; provided that
(i)  * * *   reasonably promptly notifies  * * *   in writing of any claims in
this regard, (ii)   * * *  provides  * * *   information, assistance and
authority to enable  * * *   to defend such claim, and (iii)  * * *   assumes
control of the defense and settlement of the claim.

          8.3  INTELLECTUAL PROPERTY    * * *       .
               -------------------------------------

               a.                                   * * *
and its officers, directors, agents, employees, consignees and customers  * * *
from any and                   * * *
resulting from: (i) the     * * *        of any Trade Secrets, or (ii)    * * *
of any United States or foreign copyright or United States patent issued on or
before    * * *     , by the Patent Rights listed in Schedule 4 (Part A), Trade
                                                     ----------
Secrets, Copyrights, or PhonePrint trademark in connection with Licensee's manufacture, use and/or sale of products (including, without limitation, the
Licensed Products), components of any such products, or   * * *    provision of
services (including, without limitation, the Licensed Services);           * * *
               .

The foregoing obligation of Licensor   * * *        with respect to
* * *           (i)               * * *                    of the Patent Rights,
Trade Secrets, Copyright, or PhonePrint trademark, (ii) not relating to the Patent Rights, Trade Secrets, Copyright, or PhonePrint

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trademark or portions or components thereof, or    * * *      the    * * *
relates to        * * *                   of the license granted under this
Agreement, (iii) to the extent the Licensed Products                       * * *
Trade Secrets and Copyrights licensed to Licensee hereunder and
* * *                                              (and
* * *                                                            ), (iv) where
* * *                      activity after being   * * *  thereof or after being
* * *          that would have avoided the   * * *             , (v) to the
extent                * * *              to               * * *            ,
except to the extent that the          * * *
working in connection with      * * *             (and who had knowledge of the
* * *            )     * * *     of such     * * *    at the time   * * *  was
required to notify   * * *  of such           * * *                pursuant to
* * * , or (vi) of a     * * *       to the extent that the            * * *
relates to       * * *              to a Licensed Product or Licensed Service,
* * *                                             (and the       * * *
would not have occurred but for    * * *                     ).

               b.                                                        * * *
                               from any and all              * * *
from    * * *     of any       * * *          issued on or after      * * *
(including, without limitation, of the rights of      * * *       and/or
* * *               in                           * * *
), in connection with Licensee's manufacture, use and/or sale of products (including, without limitation, the Licensed Products or components of such Licensed Products or Licensed Services).


                                   ARTICLE 9

                              GOVERNMENT APPROVAL
                              -------------------

          9.1  COOPERATION.  Licensor and Licensee promptly will seek all
               -----------
necessary governmental approvals and licenses that may be required in connection herewith and will cooperate with each other in every reasonable way to obtain such approval. Nothing in this Agreement will be deemed to require either party to agree to any revision or modification of this Agreement that may be required to obtain any governmental approval.


                                  ARTICLE 10

                         DEFAULT; REMEDY; TERMINATION
                         ----------------------------

          10.1 DEFAULT.  A "default" shall exist under this Agreement if either
               -------
party fails to perform any written obligation to be performed by it hereunder
within    * * *         after written notice from the other party that time for
such performance has passed or, if no such time is prescribed, within     * * *
       after written notice from the other party.

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          10.2 REMEDY.  If a party is in default hereunder, the party not in
               ------
default may pursue any remedy available to it at law or in equity if the noticed
default is not cured within the notice period.                        * * *
; this Agreement may be    * * *   only pursuant to      * * *          .

          10.3 TERMINATION BY   * * * .   * * *   may terminate this Agreement
               -----------------------
only in the event that (i)    * * * has not      * * *            under the
* * *    ; and (ii)   * * *  has provided   * * *        to the    * * *  and
* * *  of such      * * *     ; and (iii)   * * *  has   * * *             ,
within     * * *    after the receipt by   * * *  and the   * * *   of the
* * *      described in (ii) above, of the     * * *      under the      * * *
; and (iv)    * * *          to   * * *  and the   * * *   a          * * *
following such      * * *    period and before          * * *          by * * *.

          10.4 PERFORMANCE AFTER TERMINATION.  Upon termination of this
               -----------------------------
Agreement pursuant to Section 11.3,                         *  * *

                                                        , and (b)
* * *, that (i) is not contained in a                       * * *
, or (ii) has not become available to the public or generally known in the trade
other than as a result of the improper action of                  * * *
, or its              * * *         , who have knowledge thereof.

          10.5 LIMITATION OF LIABILITY.  Subject to the exceptions noted below,
               -----------------------
no party shall have liability exceeding $   * * *   in the aggregate under this
Agreement, that certain Cooperation Agreement of even date herewith and that certain Non-Competition Agreement of even date herewith ("Non-Competition Agreement"). The foregoing limitation of liability shall not apply with respect to: (i) a willful or intentional breach of this Agreement or the Non-Competition Agreement; or (ii) matters relating to or arising in connection with
* * *                       of this Agreement.  In the event any party to this
Agreement becomes aware of a breach hereunder by any other party to this Agreement, the non-breaching party shall provide the breaching party with
written notice of the breach and a       * * *     period in which to cure such
breach.


                                  ARTICLE 11

                                 MISCELLANEOUS
                                 -------------

          11.1 NOTICES.  All notices and communications required or permitted to
               -------
be given under this Agreement shall be sufficient only if written in English and personally delivered, delivered by a major commercial rapid delivery courier service with tracking capabilities or mailed by certified or registered mail, return receipt requested, with postage or delivery charges prepaid and addressed to a party at its address set forth below (unless by such notice a different person or address will have been designated by notice pursuant to this Section). If not received sooner, notice by mail will be deemed received five (5) days after deposit in the U.S. mails.

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               Licensee:    PhonePrint Inc.
                            207 E. Java Drive
                            Sunnyvale, CA 94088-3510

                            Attention: Kevin Compton

               Licensor:    TRW Avionics & Surveillance Group
                            495 Java Drive
                            Sunnyvale, CA 94088-3510

                            Attention:  TRW Law Department

          11.2 ASSIGNMENTS.  TRW and ESL will have no right to assign or
               -----------
transfer any of their respective rights or to delegate any of their duties under this Agreement without the prior written consent of Licensee,
* * *                    .

Licensee can assign or sublicense any of its rights or licenses under this Agreement at its sole option.

          11.3 HEADINGS.  The headings and titles to the Articles and Sections
               --------
of this Agreement are inserted for convenience only and will not be deemed a part hereof or affect the construction or interpretation of any provision hereof.

          11.4 REMEDIES.  Unless otherwise expressly provided herein, the rights
               --------
and remedies hereunder are in addition to, and not in limitation of, other rights and remedies under this Agreement, and exercise of one right or remedy will not be deemed a waiver of any other right or remedy.

          11.5 MODIFICATION - WAIVER.  No cancellation, modification, amendment,
               ---------------------
deletion, addition or other change in this Agreement or any provision hereof, or waiver of any right or remedy herein provided, will be effective for any purpose unless specifically set forth in a writing signed by the party to be bound thereby. No waiver of any right or remedy in respect of any occurrence or event on one occasion will be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

          11.6 ENTIRE AGREEMENT.  This Agreement supersedes all other
               ----------------
agreements, oral or written, heretofore made with respect to the subject hereof and the transactions contemplated hereby and, with the Schedules hereto and in conjunction with the Cooperation Agreement and Asset Purchase Agreement, contains the entire agreement of the parties.

          11.7 CONTROLLING LAW.  All questions concerning the validity and
               ---------------
operation of this Agreement and performance of the obligations imposed upon the parties hereunder will be governed by the substantive laws of the State of California.

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    Confidential Treatment and filed separately with the commission.

          11.8 SUCCESSORS AND ASSIGNS.  The provisions of this Agreement will be
               ----------------------
binding upon and inure to the benefit of Licensor and Licensee and their respective successors and authorized assigns. This provision will not be deemed to expand or otherwise affect the limitations on assignment and delegation set forth in Section 12.2.

          11.9 PRODUCT MARKING.  Licensed Products and/or Licensed Services
               ---------------
manufactured, delivered or sold by Licensee will be marked by Licensee in conformance with the patent and copyright laws of the countries of manufacture, use and sale.

         11.10 PUBLICITY.  Except as the other party gives its prior written
               ---------
consent, neither Licensor nor Licensee will use the name of the other party in any publicity, product announcement, brochure, advertising, product labeling, promotion or otherwise for any purpose.

         11.11 COUNTERPARTS.  This Agreement has been executed in several
               ------------
counterparts, each of which will be deemed to be an original copy hereof.

         11.12 ATTORNEY'S FEES.  In the event of any dispute or litigation
               ---------------
relating to this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and court costs from the other party(ies).


               [Remainder of This Page Intentionally Left Blank]

                                      12.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                              PHONEPRINT INC.


                              /s/ Kevin Compton
                              --------------------------
                              Name

                              Chairman
                              --------------------------
                              Title

                              12/14/94
                              --------------------------
                              Date


                              TRW INC.

                              /s/ illegible
                              --------------------------
                              Name

                              Vice President Finance
                              --------------------------
                              Title

                              12/14/94
                              --------------------------
                              Date


                              ESL INCORPORATED

                              /s/ James Sandstrom
                              --------------------------
                              Name

                              Senior Vice President
                              --------------------------
                              Title

                              12/14/94
                              --------------------------
                              Date

                                      13.

ESL PROPRIETARY INFORMATION


                                  SCHEDULE 1

                                 TRADE SECRETS
                                 -------------



     1.   Proprietary     * * *      processing   * * *    that perform the
          following functions on the                   * * *                   :

          .    Reduces the effects of    * * *      with     * * *       .

          .    * * *  the call information in the        * * *
               including the           * * *                .

          .    * * * various  * * *         that are useful in            * * *
               * * *.

          .    Calculate        * * *         of each  * * *  and the  * * *
               as a whole.  Use these   * * *         the use of each  * * *
               based on    * * *.

     2.   Proprietary              * * *    that perform the following
          functions:

          .    * * *  the    * * *              into a    * * *   of the phone
               emitter.

          .    * * *          from the       * * *      from          * * *
               ,      * * *             and             * * *     .

          .          * * *    from new   * * *  with    * * *   to determine if
               the   * * *  comes from the original phone or a different (fraud)
               phone.

          .    Use   * * *    techniques to determine if the    * * *   is
               similar or dissimilar to the existing        * * *.

          .    Compares new   * * *   against    * * *   that were    * * *
               by phones that were     * * *   to be either      * * *.

          .    Determine if the  * * * or  * * *  are on   * * *        the call
               to be   * * *     if fraud is     * * *    .

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

          .    Compare new    * * *   against    * * *    that were produced by
               the  * * *  that the   * * *  claims to be.

          .    Compare new    * * *  against     * * *   that were produced by
               the      * * *  (from * * *) the    * * *  claims to be.

          .    Use of     * * *      to     * * *  which were recently used by
               * * *     or     * * *  by PhonePrint.

          .    Issue a   * * *        to    * * *   the call when Fraud is
               detected.

          .    * * *  the Good/Fraud    * * *   on    * * *   matching based on
               the   * * *     ,    * * *  ,    * * *    and      * * *    with
               that   * * *    and other      * * *  information.

          .    Use of       * * *             and     * * *.

          .          * * *           that will            * * *       calls for
               a period of time that are from the same    * * *   that has
               * * *        * * *     .

     3.   Proprietary             * * *           that perform the following
          functions:

          .    * * *    retrieve information, via  * * *  or network, on call
               * * * from the real time PhonePrint systems.  This information
               includes the        * * *              , measured       * * *
               * * *    .
          .    Combine         * * *  information from               * * *
               to      * * *        of all phones observed by all systems.

          .    Combine new      * * *  information with           * * *    to
               * * *   * * *     .

          .    Transmit the          * * *        information to the     * * *
               PhonePrint Systems.

          .    Generate reports on various system functions from the   * * *
               information.

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    Confidential Treatment and filed separately with the commission.

     4.   * * *    and technologies involving methods of           * * *
          * * *                                          . Use this information
          to   * * *  the   * * *   that was * * *
          .  The     * * *                  can come from a variety of means
          including:

          .    Call was    * * *            that is known only to   * * *     of
               the     * *.

          .    Call was     * * *   on the         * * *      for the * * *
               that   * * *   the call was     * * *  user.

          .    * * *      with the   * * *    that he did (  * * *  ) or did not
               (   * * *   )     * * *.

          .    Combination of information from   * * *  that       * * *      in
               good user's      * * *.

          .    Calls flagged by     * * *   as from    * * *   or     * * *
               users.

     5.   * * *             technology that perform the following functions to
          * * * calls:

          .    Receive     * * *     and information from real time processes
               indicating that a call is          * * *       .

          .         * * *        to    * * *    containing information on the
               call's      * * *    .

          .         * * *   the   * * *  information in the     * * *.

          .       * * *       a      * * *       on the       * * *.

          .      * * *    both      * * *     and     * * *    .

     6.   Only the following portions of         * * *                 software:

          .    All libraries and included modules necessary to link and compile
               the   * * *  program, which only includes the    * * *
               directory and    * * *    .

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    Confidential Treatment and filed separately with the commission.

          .    The executables and help files in the    * * *   directory.

          .    One   * * *  of how to interface to the * * * program, the
               * * *   program to be        * * *         .

     7.   All  * * *     and software developed on the     * * *           not
          listed above including:

          .          * * *       software to process       * * *   to evaluate
               * * *     with     * * *       .

          .         * * *                and software to evaluate performance of
               each    * * *   and       * * *           .

     8.   Other   * * *    techniques including:

          .             * * *   .     * * *    the call via    * * *   the
               * * *          .

          .       * * *   .  Interface with the    * * *   to       * * *
               by the same     * * *  occurring at the      * * *    .

          .         * * *   .        * * *      to  * * *  the  * * *   (as in
               the    * * *    in item 5 above) and to the     * * *   the
               signal.

          .             * * *       .       * * *      network to    * * *   the
               call   * * *   the carrier's    * * *.

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    Confidential Treatment and filed separately with the commission.

                                  SCHEDULE 2

                               LICENSED PRODUCTS
                               -----------------



          .

          .                    * * *

          .

          .

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    Confidential Treatment and filed separately with the commission.

                                  SCHEDULE 3

                               LICENSED SERVICES
                               -----------------



          .

          .

          .                    * * *

          .

          .

          .

          .

          .

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    Confidential Treatment and filed separately with the commission.

                                  SCHEDULE 4

                                 PATENT RIGHTS
                                 -------------

                                    PART A
                                    ------

1.   Patent Applications.
     -------------------

     * * * Patent Application,    * * *                 Serial No.  * * *  , by
                    * * *         .  Corresponding      * * *
     are listed below.

Country                           Serial No.                        Filing Date
-------                           ----------                        -----------



                                  * * *

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    Confidential Treatment and filed separately with the commission.

TRADE SECRETS
                                  SCHEDULE 4

                                 PATENT RIGHTS
                                 -------------

                                    PART B
                                    ------

                                  * * * INVENTIONS
                             ---------------------

This is a list of the inventions that apply to               * * *          of
* * *   calls, and are believed to have been                       * * *
and                * * *        .  Where noted,            * * *             may
be the sole or joint inventor.  These      * * *        subject to the usual
considerations of determining  * * *    and   * * *    sale, offer sale and
delivery dates.   * * *   may or                    * * *                    for
the inventions.  If       * * *         are not   * * *, these items remain ***.

     1.        * * *                      that perform the following functions
          on the           * * *             of the phone signal:

          .               * * *     the    * * *   of      * * *   with    * * *
               .

          .                    * * *

          .                    * * *

          .                    * * *

     2.   Proprietary      * * *           that perform the following functions:

          .                    * * *

          .      * * *       from the signal    * * *  from       * * *    .

          .      Use    * * *   to determine if the     * * *   is      * * * or
             * * *   to the  * * *.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

TRADE SECRETS
               SCHEDULE 4 PART B INVENTIONS (cont.)

          .    Determine if the  * * *  or     * * *   are on   * * *    the
               call to be    * * *  if fraud is suspected.

          .    Compare    * * *   against    * * *   that were produced by the
               * * * and    * * *   the      * * *   to be.

          .    Use of     * * *       to      * * *    which were recently used
               by      * * *    or    * * *   by    * * *     .  This is for the
               * * *    ,                     where a    * * *    switches to a
               * * *    after  * * *  gets     * * *  .   (   * * *  may be a
               * * *  or   * * *.)

          .    Vary the     * * *     on      * * *     based on the       * * *
               * * *                  and      * * *
               with that  * * *   and other     * * *    .

          .    Use of      * * *             and          * * *        .
               (* * * may be a  * * *   or      * * *.)

          .    * * *           that will             * * *  for a   * * *
               that are from the       * * *    that has been
               * * *                 over a                * * *    .

     3.   Proprietary      * * *          that perform the following functions:

          .    Combine      * * *             from      * * *    to   * * *
               of    * * *       observed by      * * *    using
               * * *   and      * * *    .

     4.   * * *     and technologies involving methods of          * * *
          .

          .    * * *   a signature as the     * * *     or a     * * *    by
               identifying at least            * * *             or     * * *
               .  Use this information to           * * *      that was
               * * *   by that          * * *.  (  * * *  may be a    * * *   or
               * * *.)

          .    Call was made to    * * *      that is known only to     * * *
               of the    * * *.

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    Confidential Treatment and filed separately with the commission.

TRADE SECRETS
               SCHEDULE 4 PART B INVENTIONS (cont.)

          .    Call was to     * * *    on the       * * *        list for the
               * * * that indicates the call was by the     * * *.

          .    Conversation with the    * * *   that he    * * *         or
               * * *              make a    * * *.

          .    Calls    * * *    by      * * *    as from      * * *   or
               * * *             .

     5.      * * *            technology that perform the following functions to
               * * * calls (* * *    may be a joint inventor or owner.):

          .       * * *               to                 * * *
               on the             * * *         .

          .       * * *        the    * * *     in the      * * *.

          .       * * *                  on the           * * *.

          .       * * *  both     * * *     and         * * *.

     6.   Other    * * *   techniques that have been studied but have not been
implemented such as:

          .             * * *             .      * * *   the call     * * *
               the             * * *       * * *.

          .          * * *         .        * * *      with the     * * *   to
               block    * * *   by the     * * *   occurring at the      * * *.

          .       * * *           .   * * *            to both the      * * *
               and to the                        * * *                     .

          .            * * *              .          * * *  into the     * * *
               to    * * *    within the     * * *.

     7.   The        * * *             initially drafted but not filed by * * *
for an               * * *
including without limitation any and all inventions described in the     * * *
 .

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    Confidential Treatment and filed separately with the commission.